UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 19, 2013 Annual Reports transmitted to shareholders.

October 31, 2013 Multi-Asset and Alternatives Funds
William Blair Funds Annual Report

October 31, 2013	William Blair Funds	1

MACRO ALLOCATION FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Thomas Clarke

The Macro Allocation Fund (Class N shares) posted a 14.87% increase, net of fees, for the twelve months ended October 31, 2013. By comparison, the Fund’s benchmark indices, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and its Long-Term Comparative Index, increased 0.09% and 6.17%, respectively. The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

The Fund benefited from positive contributions from both its market-oriented strategies and its currency-oriented strategies during this time period. Market performance benefited from an aggregate long exposure to equities, particularly within Europe and Japan, as well as from a long exposure to U.S. high yield fixed income. Market performance suffered due to short exposures to safe-haven sovereign bond markets such as Germany and the U.S., as well as periodic short exposures to segments of the U.S. equity markets. Currency performance benefited from a short exposure to the Japanese yen and a long exposure to the Chinese yuan. Currency performance was hurt by long exposures to the British pound and the Indian rupee.

The Fund remains positioned consistent with an elevated level of long-term opportunity, with an expectation of continued uncertainty abatement within Europe, which provides for attractive prospects for European equities, while keeping a focus on the early months of 2014 when the focus of the markets will likely be on the U.S. as it wrestles with the end of the latest Continuing Resolution and the debt ceiling. Long equity exposure continues to be tilted toward Europe and the emerging markets. U.S. and Japanese equities have rallied to approach their fundamental valuation levels and, as such, are no longer fundamentally attractive. The Fund is positioned to protect against a growth and/or stability shock that has presented an asymmetric risk in U.S. equities. The Fund’s equity positioning during the past couple of months, in addition to its various currency positions, have added value.

The Fund’s current aggregate currency positioning is short commodity-oriented currencies including the Australian, New Zealand, and Canadian dollars, short the Euro and the Swiss Franc. The Fund is long several Asian currencies including the Indian rupee, Chinese yuan, and the Korean won.

2	Annual Report	October 31, 2013

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 10/31/2013
	1 Year	Since Inception(a)	Since Inception(b)
Class N	14.87%	14.85%
Class I	15.06%	15.10%
Institutional Class	N/A		0.24%
BofA Merrill Lynch 3-Month U.S Treasury Bill Index	0.09%	0.09%	0.00%
Long-Term Comparative Index	6.17%	6.80%	0.18%

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2013.
(b)	For the period from October 21, 2013 (Commencement of Operations) to October 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on October 31, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of October 31, 2013.

Category	%
Equity Exchange-Traded Funds	35.3%
Fixed Income Exchange-Traded Funds	35.9%
Common Stock	0.6%
U.S. Government	10.2%
Options	0.0%
Repurchase Agreements	19.3%
Securities Sold Short	-6.1%
Cash and other assets, less liabilities	4.8%
Net Assets	100.0%

October 31, 2013	William Blair Funds	3

William Blair Macro Allocation Fund

Portfolio of Investments, October 31, 2013

	Shares or
	Principal
Issuer	Amount	Value

Exchange-Traded Funds—71.2%

Equity Exchange-Traded Funds—35.3%
Guggenheim China Small Cap ETF(a)	101,000	$2,592,670
Guggenheim Frontier Markets ETF(a)	105,000	1,813,350
iShares China Large-Cap ETF(a)	69,000	2,592,330
iShares Global Energy ETF(a)	222,000	9,497,160
iShares MSCI EAFE Value ETF(a)	70,000	3,960,600
iShares Russell 1000 Value ETF(a)	275,000	24,744,500
SPDR S&P 500 ETF Trust(a)	177,000	31,104,210
SPDR S&P Emerging Markets Small Cap ETF(a)	414,000	19,565,640
Vanguard FTSE Emerging Markets ETF(a)	62,000	2,595,940
Vanguard FTSE Europe ETF(a)	300,000	17,034,000
Total Equity Exchange-Traded Funds		115,500,400

Fixed Income Exchange-Traded Funds—35.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	358,000	41,241,600
iShares MBS ETF(a)	452,000	48,115,400
SPDR Barclays High Yield Bond ETF(a)	630,000	25,596,900
WisdomTree Emerging Markets Local Debt Fund(a)	54,000	2,592,540

Total Fixed Income Exchange-Traded Funds		117,546,440

Total Exchange-Traded Funds—71.2% (cost $222,545,211)		233,046,840

Common Stock—0.6%

Europe—0.6%

France—0.6%
Schneider Electric S.A. (Electrical equipment)	23,000	1,937,712
Total Common Stock—0.6% (cost $1,795,521)		1,937,712

Repurchase Agreement—19.3%
Fixed Income Clearing Corporation, 0.000% dated 10/31/13, due 11/1/13, repurchase price $63,031,207 collateralized by U.S. Treasury Note, 1.500%, due 7/31/16	$63,031,207	63,031,207
Total Repurchase Agreement—19.3% (cost $63,031,207)		63,031,207

U.S. Government—10.2%
U.S. Treasury Bill, 0.170%, 11/14/13	1,000,000	999,940

U.S. Treasury Bill, 0.130%, 1/9/14(a) (b)	1,000,000	999,754

U.S. Treasury Bill, 0.150%, 2/6/14(a) (b)	1,000,000	999,600

U.S. Treasury Bill, 0.010%–0.150%, 3/6/14(a) (b)	2,000,000	1,999,024
	Shares/
	Principal
	Amount/
Issuer	Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.130%, 4/3/14(a) (b)	$2,000,000	$1,998,921
U.S. Treasury Bill, 0.130%, 5/1/14(a) (b)	2,000,000	1,998,944
U.S. Treasury Bill, 0.129%, 5/29/14(a) (b)	2,000,000	1,998,496
U.S. Treasury Bill, 0.144%, 6/26/14(b)	2,500,000	2,497,622
U.S. Treasury Bill, 0.112%, 7/24/14(b)	2,500,000	2,497,939
U.S. Treasury Bill, 0.010%–0.129%, 8/21/14(a) (b)	7,500,000	7,492,584
U.S. Treasury Bill, 0.000%, 9/18/14(a) (b)	6,000,000	5,994,730
U.S. Treasury Bill, 0.124%, 10/16/14(a) (b)	4,000,000	3,995,172
Total U.S. Government—10.2% (cost $33,472,726)		33,472,726

Purchased Options—0.0%
S&P 500 Index, November 2013, Strike $1,650, PUT	450	49,500

Total Purchased Options—0.0% (cost $938,866)		49,500

Total Investments in Securities—101.3% (cost $321,783,531)		331,537,985

Securities Sold Short—(6.1)%
Exchange-Traded Funds
iShares Russell 1000 Growth ETF	(242,000)	(19,744,780)
Total Securities Sold Short—(6.1)% (proceeds $17,456,182)		(19,744,780)
Cash and other assets, less liabilities—4.8%		15,579,115
Net assets—100.0%		$327,372,320

(a)	Security, or portion of security, is segregated as collateral for securities sold short and swap contracts aggregating a total value of $34,003,794.
(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $17,485,694.

See accompanying Notes to Financial Statements.

4	Annual Report	October 31, 2013

William Blair Macro Allocation Fund

Portfolio of Investments, October 31, 2013

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
11/13/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	221,021,000	$36,244,389	$546,980
11/13/13	British Pound Sterling	State Street Bank & Trust Company	9,125,000	14,629,594	565,359
11/13/13	Hong Kong Dollar	State Street Bank & Trust Company	72,582,000	9,362,109	(347)
11/13/13	Hungarian Forint	State Street Bank & Trust Company	1,231,606,000	5,651,928	245,413
11/13/13	Indian Rupee	State Street Bank & Trust Company	3,783,114,000	61,371,390	2,320,152
11/13/13	Japanese Yen	State Street Bank & Trust Company	178,651,000	1,816,967	(40,595)
11/13/13	South Korean Won	State Street Bank & Trust Company	37,328,852,000	35,157,247	1,716,183
11/13/13	Mexican Peso	State Street Bank & Trust Company	180,077,000	13,787,693	(109,352)
11/13/13	Malaysian Ringgit	State Street Bank & Trust Company	54,332,000	17,202,090	578,321
11/13/13	Polish Zloty	State Street Bank & Trust Company	16,193,000	5,252,555	168,462
11/13/13	Taiwan Dollar	State Street Bank & Trust Company	487,610,000	16,601,600	218,915
					$6,209,491
Sold
11/13/13	Australian Dollar	State Street Bank & Trust Company	46,183,000	$43,612,802	$(1,768,379)
11/13/13	Brazilian Real	State Street Bank & Trust Company	6,375,000	2,836,784	(105,421)
11/13/13	Canadian Dollar	State Street Bank & Trust Company	13,789,000	13,220,505	50,042
11/13/13	Swiss Franc	State Street Bank & Trust Company	52,903,000	58,311,081	(1,257,791)
11/13/13	Czech Koruna	State Street Bank & Trust Company	139,827,000	7,358,464	(127,463)
11/13/13	Danish Krone	State Street Bank & Trust Company	77,155,000	14,046,882	(308,318)
11/13/13	Euro	State Street Bank & Trust Company	31,058,000	42,170,188	(709,640)
11/13/13	Japanese Yen	State Street Bank & Trust Company	2,073,560,000	21,089,105	107,955
11/13/13	New Zealand Dollar	State Street Bank & Trust Company	28,395,000	23,433,446	(809,124)
11/13/13	Singapore Dollar	State Street Bank & Trust Company	11,322,000	9,114,538	(195,751)
11/13/13	South African Rand	State Street Bank & Trust Company	10,061,000	1,000,368	6,235
					$(5,117,655)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation)
Long
180	Amsterdam Index	November 2013	Euro	14,074,200	$532,732
40	CAC 40 Index	November 2013	Euro	1,717,800	28,670
250	IBEX 35 Index	November 2013	Euro	24,646,750	654,483
43	KOSPI 200 Index	December 2013	South Korean Won	5,780,275,000	166,006
240	NIKKEI 225 Index	December 2013	Japanese Yen	1,723,200,000	194,915
21	S&P TSX 60 Index	December 2013	Canadian Dollar	3,217,620	152,611
21	SPI 200 Index	December 2013	Australian Dollar	2,843,400	79,183
860	EURO STOXX 50 Index	December 2013	Euro	26,307,400	2,065,951
170	FTSE 100 Index	December 2013	British Pound Sterling	11,404,450	418,231
255	FTSE MIB Index	December 2013	Euro	24,664,875	2,624,943
700	BIST 30 Index	December 2013	Turkish Lira	6,664,000	(132,196)
					$6,785,529
Short
210	German Euro Bund*	December 2013	Euro	29,820,000	$(1,146,321)
36	Swiss Government Bond	December 2013	Swiss Franc	5,298,120	(52,061)
111	10YR JGB Mini	December 2013	Japanese Yen	1,609,722,000	(236,717)
107	TOPIX Index	December 2013	Japanese Yen	1,283,465,000	(296,794)
585	10YR US Treasury Notes*	December 2013	U.S. Dollar	74,505,234	(1,855,411)
200	FTSE 40 Index	December 2013	South African Rand	81,740,000	(289,864)
30	DAX Index	December 2013	Euro	6,774,375	(397,031)
410	S&P 500 E Mini Index	December 2013	U.S. Dollar	35,895,500	(614,292)
219	5YR US Treasury Notes*	December 2013	U.S. Dollar	26,649,563	(434,657)
					$(5,323,148)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

See accompanying Notes to Financial Statements.

October 31, 2013	William Blair Funds	5

William Blair Macro Allocation Fund

Portfolio of Investments, October 31, 2013

Total Return Swaps
Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount	Net Unrealized Appreciation (Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 20 bp - 45 bp	Feb 2014 to Oct 2014	Credit Suisse International	13,869,666	$(2,091,176)
U.S. Equity Basket - Energy Sector	Pay	1 Month LIBOR plus 45 bp - 65 bp	Feb 2014 to Oct 2014	Credit Suisse International	12,713,572	1,726,974
						$(364,202)

Interest Rate Swap
Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.6675%	Sept 2023	Credit Suisse International	27,100,000 CHF	$(824,017)

Variance Swaps
Reference Entity	Pay/Receive Floating Rate	Variance Strike Price	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
S&P 500 Index	Pay	396.01	Dec 2014	Credit Suisse International	259,000	$558,873
S&P 500 Index	Pay	428.49	Dec 2014	Credit Suisse International	175,000	394,754
						953,627
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(234,592)

See accompanying Notes to Financial Statements.

6	Annual Report	October 31, 2013

COMMODITY STRATEGY LONG/SHORT FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

John Abunassar	Toby Elliman	Chris Walvoord

Peter Carl	Jason Moede	Brian Ziv, CFA

The Commodity Strategy Long/Short Fund (Class N shares) posted a 4.41% decrease, net of fees, for the twelve months ended October 31, 2013. By comparison, the Fund’s benchmark index, the Morningstar Long/Short Commodity Index increased by 1.30%.

Market Summary

Over the last year, commodity price inflation has remained subdued and the long-only commodity indices were correspondingly negative (Dow Jones-UBS Commodity Index -12.21%, S&P GSCI -2.39%). Record harvests in many agricultural products led to lower prices across the sector (Corn -43.33%, Wheat -22.79%, Soybeans -18.24%). With medium-term potential for tapering by the Fed and interest rates ticking higher, precious metals also came under significant pressure in the last year (Gold -23.00%, Silver -32.33%, Platinum -8.15%). Interestingly, upside moves in commodities were restricted primarily to many of the less liquid futures contracts regardless of sector (Palladium +20.83%, Orange Juice +14.93%, Lean Hogs +13.93%, Cocoa +12.10%, etc.).

Portfolio Results

While the Fund underperformed the Index this past year, the Fund has outperformed the Index since inception on April 25, 2012 through October 31, 2013. The systematic portion of the portfolio, specifically trend-following, continues to experience difficult trading conditions. The two trend-following managers in the portfolio returned -14.00% and -11.00% during the current fiscal year. While we believe trend following is an essential element of the commodity long-short strategy, steadily declining volatility provides a stiff headwind as trend-followers tend to carry an implicit long volatility profile. Commodity volatility, as measured by the Merrill Lynch (3-month) Commodity Volatility Index, dropped precipitously during the last twelve months. On October 31, 2013, the index reading stood at 10.53, down almost 40% from twelve months earlier.

October 31, 2013	William Blair Funds	7

COMMODITY STRATEGY LONG/SHORT FUND

Despite the difficulties in trend-following, systematic managers with either different or more diversified sources of alpha have had success in the last year. For example, the Fund employs a diversified manager, which has returned 11.74% since being added to the portfolio in May 2013. While trend-following is a subset of this manager’s strategy, it represents only one of five potential return sources.

The performance from fundamental and specialist managers was a mix of positive and negative results. With a tepid recovery, declining volatility, and frequent disconnects between fundamentals and prices, profitable opportunities were hard to come by for managers in these categories. For example, the discretionary manager in the portfolio has returned -6.54% over the last twelve months. This manager relies on a strong connection between fundamentals (supply and demand) and prices to earn returns. Unfortunately, exogenous events (e.g., Syrian civil war, monetary policy) often led to extended periods of disconnect in the last year. Conversely, the best performing manager in the portfolio over the last year was the cotton specialist, which returned a healthy 28.15%. Despite trading only a single product, the manager’s performance highlights the potential of specialized information and experience. While other agricultural commodities sold off strongly, cotton futures bucked the trend and rallied over the last year, a move which the manager correctly anticipated and participated significantly in.

Outlook and Positioning

With commodity volatility near all-time lows, we believe the timing appears excellent for the strategies employed by commodity long-short managers. However, we also believe that other conditions, such as a sustained disconnect between commodity fundamentals and commodity prices as well as persistently low interest rates, call for a conservative approach to portfolio construction. Given this backdrop, the portfolio continues to emphasize specialist managers (44.57% of the portfolio) above other categories. Portfolio exposures to fundamental managers (6.90%) and dedicated trend-followers (20.36%) have been steadily reduced over the course of the year. Accordingly, exposures to other systematic buckets have incrementally increased (diversified 12.34%, spread trading 15.83%) in response to the available opportunities.

Portfolio Positioning by Manager Type: 2012 vs. 2013

Manager Type	10/31/2012	10/31/2013
Specialist	33.16%	44.57%
Fundamental	19.34%	6.90%
Systematic: Trend-Following	32.99%	20.36%
Systematic: Spread	14.51%	15.83%
Systematic: Diversified	0.00%	12.34%
Totals	100.00%	100.00%

8	Annual Report	October 31, 2013

Commodity Strategy Long/Short Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 10/31/2013
		Since
	1 Year	Inception(a)
Class N	(4.41)%	(3.64)%
Class I	(4.26)%	(3.41)%
Morningstar Long/Short Commodity Index	1.30%	(8.41)%

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morningstar Long/Short Commodity Index is a commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. The momentum rule compares a commodity’s price to its 12 month moving average. If at monthly rebalance a commodity price is above its 12 month moving average, the index will take a long position. If the price is below its 12 month moving average, the index will take a short position. However, if the commodity is in the energy sector and the price is below its 12 month moving average, the index takes a flat position (position moved to cash).

This report identifies the Fund’s investments on October 31, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The chart below provides a breakdown of the commodity exposure within the total return swap as of October 31, 2013.

October 31, 2013	William Blair Funds	9

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, October 31, 2013

	Issuer	NRSRO Rating (Unaudited)	Principal Amount	Value

	U.S. Government and U.S. Government Agency—75.5%
	Federal National Mortgage Association (FNMA)—58.0%
#	705741, 5.000%, due 6/1/18		$83,137	$88,479
#	751313, 5.000%, due 3/1/19		136,533	147,408
#	889670, 5.500%, due 6/1/23		117,776	130,295
#	AC3674, 4.500%, due 10/1/24		1,000,124	1,091,763
#	932095, 4.000%, due 11/1/24		221,588	238,767
#	AC5124, 4.000%, due 11/1/24		480,582	517,794
#	AC0596, 4.000%, due 12/1/24		346,723	373,620
#	AC6257, 4.000%, due 12/1/24		478,446	515,533
#	932629, 4.000%, due 3/1/25		81,771	88,095
#	AD8164, 4.000%, due 8/1/25		102,486	110,438
#	AL2851, 4.000%, due 8/1/26		292,163	314,805
#	AK0498, 3.500%, due 1/1/27		493,148	522,969
#	AO0627, 3.500%, due 5/1/27		1,574,070	1,669,261
#	AP0446, 3.500%, due 7/1/27		395,007	418,922
#	AL2590, 4.000%, due 7/1/27		511,579	551,364
#	AA7611, 5.000%, due 5/1/39		113,720	125,515
#	932638, 5.000%, due 3/1/40		315,743	345,994
#	AD7531, 5.500%, due 6/1/40		333,391	371,656
	Total FNMA Mortgage Obligations			7,622,678
	Federal Home Loan Mortgage Corp. (FHLMC)—14.3%
#	G11697, 5.500%, due 4/1/20		154,146	166,700
#	G13124, 6.000%, due 12/1/22		183,861	200,943
#	J16051, 4.500%, due 7/1/26		298,372	323,657
#	J19032, 3.500%, due 5/1/27		451,347	476,378
#	G04053, 5.500%, due 3/1/38		137,447	149,666
#	G06964, 5.500%, due 11/1/38		320,058	352,287
#	G05723, 6.500%, due 11/1/38		190,989	213,480
	Total FHLMC Mortgage Obligations			1,883,111
	U.S. Treasury Inflation Indexed Notes/Bonds—3.2%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		185,550	206,048
	U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18		195,358	215,519
	Total U.S. Treasury Inflation Indexed Notes/Bonds			421,567
	Total U.S. Government and U.S. Government Agency—75.5% (cost $10,064,349)			9,927,356

	Asset-Backed Securities—9.2%
	GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.743%, 2/20/17, VRN	Aaa	100,000	100,289
	Capital One Multi-Asset Execution Trust, 2004-A4, Tranche A4, 0.394%, 3/15/17, VRN	AAA	125,000	125,083
	Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.524%, 4/17/17, VRN	AAA	125,000	125,096
	Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.373%, 5/22/17, VRN	AAA	200,000	203,335

Issuer	NRSRO Rating (Unaudited)	Shares/ Principal Amount/ Contracts	Value
Asset-Backed Securities—(continued)
Hertz Vehicle Financing LLC-144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	$150,000	$149,148
Citibank Credit Card Issuance Trust, 2006-A8, 0.284%, 12/17/18, VRN	AAA	200,000	198,394
SLM Student Loan Trust, 2008-5, Tranche A4, 1.938%, 7/25/23, VRN	Aaa	300,000	313,993
Total Asset-Backed Securities—9.2% (cost $1,222,969)			1,215,338

Corporate Obligations—8.5%
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	200,000	207,073
American Express Credit Corporation, 2.750%, due 9/15/15	A+	100,000	103,779
Capital One Financial Corporation, 1.000%, due 11/6/15	A-	200,000	199,715
Morgan Stanley, 1.512%, due 2/25/16, VRN	A	200,000	202,213
Bank of America Corporation, 1.070%, due 3/22/16, VRN	A	100,000	100,558
Credit Agricole S.A.—144A, 1.404%, due 4/15/16, VRN	A	200,000	202,504
Petrobras Global Finance BV, 1.884%, due 5/20/16, VRN	Baa1	100,000	100,000
Total Corporate Obligations—8.5% (cost $1,102,825)			1,115,842
Total Long-Term Investments—93.2% (cost $12,390,143)			12,258,536

Short-Term Investments—11.8%
Time Deposit—7.0%
State Street Euro Dollar Time Deposit, 0.100%, due 11/1/13		915,947	915,947
Money Market Fund—3.8%
SSgA Prime Money Market Fund, (a)		500,000	500,000
Repurchase Agreement—1.0%
Fixed Income Clearing Corporation, 0.000% dated 10/31/13, due 11/1/13, repurchase price $133,121 collateralized by U.S. Treasury Note, 0.625%, due 8/31/17		133,121	133,121
Total Short-Term Investments—11.8% (cost $1,549,068)			1,549,068

Purchased Option—0.1%
Eurodollar Future, September 2015, Strike 98 Put		25	7,344
Total Purchased Options—0.1% (cost $10,062)			7,344
Total Investments—105.1% (cost $13,949,273)			13,814,948
Unrealized appreciation (depreciation) on Swap contract—(4.6)%			(603,667)
Liabilities, plus cash and other assets—(0.5)%			(66,196)
Net assets—100.0%			$13,145,085

See accompanying Notes to Financial Statements.

10 Annual Report	October 31, 2013

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, October 31, 2013

Total Return Swap

Reference Entity	Effective/ Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
William Blair Commodity Strategy Long-Short Mutual Fund Index	4/26/17	Deutsche Bank AG, London Branch	$22,102,836	$(603,667)

(a) Security, or portion of security, is segregated as collateral for the total return swap aggregating a total value of $500,000.

NRSRO = Nationally Recognized Statistical Rating Organization-The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

October 31, 2013	William Blair Funds 11

Statements of Assets and Liabilities

As of October 31, 2013

	Macro Allocation Fund	Commodity Strategy Long/Short Fund (Consolidated)
Assets
Investments in securities, at cost	$321,783,531	$13,949,273
Investments in securities, at value	$268,506,778	$13,681,827
Repurchase agreement	63,031,207	133,121
Segregated cash at broker	19,894,069	—
Foreign currency, at value (cost $1,282,796; $—)	1,294,341	—
Receivable for fund shares sold	4,618,975	—
Receivable from Advisor	57,156	10,958
Dividend and interest receivable	—	39,687
Unrealized appreciation on forward foreign currency contracts	1,091,836	—
Total assets	358,494,362	13,865,593
Liabilities
Security sold short (proceeds $17,456,182; $—)	19,744,780	—
Payable for futures variation margin	2,614,246	—
Payable for investment securities purchased	7,697,055	—
Payable for fund shares redeemed	468,736	9,555
Unrealized depreciation on swap contracts	234,592	603,667
Management fee payable	211,240	15,912
Distribution and shareholder administration fees payable	59,091	1,940
Other payables and accrued expenses	92,302	89,434
Total liabilities	31,122,042	720,508
Net Assets	$327,372,320	$13,145,085
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$25,879	$1,392
Capital paid in excess of par value	305,715,674	13,962,886
Accumulated net investment income (loss)	3,262,304	139,062
Accumulated realized gain (loss)	8,567,313	(220,263)
Net unrealized appreciation (depreciation) of investments and foreign currencies	9,801,150	(737,992)
Net Assets	$327,372,320	$13,145,085

Class N Shares
Net Assets	$97,498,350	$1,109,757
Shares Outstanding	7,729,657	117,841
Net Asset Value Per Share	$12.61	$9.42
Class I Shares
Net Assets	$224,860,278	$12,035,328
Shares Outstanding	17,753,937	1,273,752
Net Asset Value Per Share	$12.66	$9.45
Institutional Class Shares
Net Assets	$5,013,692
Shares Outstanding	395,883
Net Asset Value Per Share	$12.66

See accompanying Notes to Financial Statements.

12 Annual Report	October 31, 2013

Statements of Operations

For the Year Ended October 31, 2013

	Macro Allocation Fund	Commodity Strategy Long/Short Fund (Consolidated)
Investment income
Dividends	$2,565,801	$—
Less foreign tax withheld	(3,249)	—
Interest	25,903	234,862
Total income	2,588,455	234,862
Expenses
Investment advisory fees	1,117,449	200,421
Distribution fees	110,467	2,795
Shareholder administration fees	209,317	21,474
Custodian fees	95,187	83,916
Transfer agent fees	14,381	5,996
Sub-transfer agent fees
Class N	67,609	276
Class I	34,523	1,201
Professional fees	167,706	70,977
Registration fees	44,215	53,221
Shareholder reporting fees	84,528	55,811
Trustee fees	884	470
Other expenses	10,400	14,744
Short dividend expenses	190,170	—
Total expenses before waiver	2,146,836	511,302
Expenses reimbursed to (waived or absorbed by) the Advisor	(309,852)	(265,135)
Net expenses	1,836,984	246,167
Net investment income (loss)	751,471	(11,305)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(360,626)	(10,193)
Options	(6,432,095)	—
Futures contracts	15,184,257	—
Swaps	835,409	—
Forward foreign currency contracts	2,026,551	—
Foreign currency transactions	177,663	—
Total net realized gain (loss)	11,431,159	(10,193)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	7,776,057	(208,357)
Options	(797,919)	(2,718)
Futures contracts	1,832,085	—
Swaps	(296,698)	(388,480)
Forward foreign currency contracts	929,638	—
Foreign currency translations	24,696	—
Change in net unrealized appreciation (depreciation)	9,467,859	(599,555)
Net increase (decrease) in net assets resulting from operations	$21,650,489	$(621,053)

See accompanying Notes to Financial Statements.

October 31, 2013	William Blair Funds 13

Statements of Changes in Net Assets

For the Periods Ended October 31, 2013 and 2012

			Commodity Strategy Long/Short Fund
	Macro Allocation Fund		(Consolidated)
	2013	2012(a)	2013	2012(b)
Operations
Net investment income (loss)	$751,471	$178,321	$(11,305)	$(3,789)
Net realized gain (loss) on investments, and other assets and liabilities	11,431,159	670,771	(10,193)	1,578
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	9,467,859	333,291	(599,555)	(138,437)
Net increase (decrease) in net assets resulting from operations	21,650,489	1,182,383	(621,053)	(140,648)
Distributions to shareholders from
Net investment income
Class N	(118,305)	(7,330)	(4,033)	—
Class I	(306,887)	(35,165)	(53,887)	—
Net realized gain
Class N	(211,562)	—	—	—
Class I	(523,901)	—	—	—
Total distributions	(1,160,655)	(42,495)	(57,920)	—
Capital stock transactions
Net proceeds from sale of shares	301,181,327	35,028,121	5,092,171	13,555,573
Shares issued in reinvestment of income dividends and capital gain distributions	954,059	30,634	38,744	—
Less cost of shares redeemed	(28,392,667)	(3,058,876)	(4,288,687)	(433,095)
Net increase (decrease) in net assets resulting from capital share transactions	273,742,719	31,999,879	842,228	13,122,478
Increase (decrease) in net assets	294,232,553	33,139,767	163,255	12,981,830
Net assets
Beginning of period	33,139,767	—	12,981,830	—
End of period	$327,372,320	$33,139,767	$13,145,085	$12,981,830
Accumulated net investment income (loss) at the end of the period	$3,262,304	$27,749	$139,062	$34,598

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.

See accompanying Notes to Financial Statements.

14 Annual Report	October 31, 2013

Notes to Financial Statements

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) and the William Blair Commodity Strategy Long/Short Fund (“CLS” or “Commodity Strategy Long/Short”) are separate Funds (together the “Funds”) within the William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For each Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares currently are available: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a shareholder administration fee of 0.15%, and may have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a shareholder administration fee of 0.15% and may have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Institutional Class shares are sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(b) Fund Objective and Description

Macro Allocation Fund

MAF’s objective is to seek to maximize long-term risk-adjusted total return.

In pursuing the Fund’s investment objective, William Blair & Company, L.L.C., (the “Advisor”) employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Advisor uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Advisor’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity, fixed income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities, real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

Commodity Strategy Long/Short Fund

CLS’s objective is to seek long-term risk-adjusted total return.

CLS’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodity markets. CLS seeks to provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by the Advisor, currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

CLS’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations or other pooled vehicles (“Underlying Vehicles”) managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through a

October 31, 2013	William Blair Funds	15

total return swap (the “Swap”), with Deutsche Bank AG, London Branch (“Deutsche Bank”) as the counterparty. The Swap, which is a type of derivative instrument, is based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. As of October 31, 2013, the Swap currently has exposure to nine different CTAs which can be broadly placed into three different trading strategies. Systematic strategies utilize quantitative systems to exploit trending behavior of futures markets over various time frames and may include some counter trend and mean reversion aspects. Fundamental strategies conduct deep research into fundamental supply and demand factors that drive futures markets and use specialized models, data sources and other tools to construct expectations of fundamental values. Specialist strategies employ specialized knowledge, research and analysis systems to seek value from niche markets. As of October 31, 2013, the Swap was made up of 48.5% Systematic strategies, 6.9% Fundamental strategies and 44.6% Specialist strategies.

The Swap is based on a notional amount agreed to by the Advisor and Deutsche Bank. The notional amount of the Swap may be adjusted from time to time and may exceed the net assets of the Fund. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The Swap will expire on April 26, 2017, but may be terminated by the Fund on one day’s notice to Deutsche Bank. The notional amount of the Swap as of October 31, 2013 was $22,102,836.

The Swap value reflects the current cost of the fees of Deutsche Bank as well as the fixed and performance fees of the CTAs. The deduction for performance fees in the Index will be based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of Deutsche Bank and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less than the net assets of the Fund. Fees are accrued daily within the Swap and deducted from the Swap value quarterly. As of October 31, 2013, Deutsche Bank’s fee equaled 0.50% of aggregate notional allocations in the Index, and the fixed fees of the CTAs included in the Index ranged from 1% to 2% of the notional allocation to the CTAs and performance fees ranged from 0% to 25% of the returns of the CTAs. For the year ended October 31, 2013, total fees of the Swap were $515,057, of which $194,287 was related to performance fees.

(2) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Basis for Consolidation for Commodity Strategy Long/Short Fund

CLS’s investments in the Swap are made through William Blair CLS Ltd., a wholly-owned subsidiary of CLS organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary acts as an investment vehicle for CLS in order to effect certain investments for the Fund consistent with CLS’s investment objective and policies as specified in its Prospectus and Statement of Additional Information. CLS’s Portfolio of Investments has been consolidated and includes the portfolio holdings of CLS and the Subsidiary. The consolidated financial statements include the accounts of CLS and the Subsidiary. All inter-company transactions and balances have been eliminated. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Investments held within the Subsidiary are used to meet collateral requirements of the Swap and are invested in a money market fund. Under normal conditions, CLS will have an investment in the Subsidiary between 5% and 20% of the net assets of CLS. As of October 31, 2013, the total investment in the Subsidiary was $801,455, representing 6.1% of the net assets of CLS.

(b) Investment Income and Transactions

Dividend income and expense is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Consolidated Portfolio of Investments for CLS were the rates in effect on October 31, 2013. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended October 31, 2013, CLS recognized a reduction of income and an increase in net realized gain of $174,063. This reclassification had no effect on the net asset value or the net assets of CLS.

16	Annual Report	October 31, 2013

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

(c) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (“NAV”). The NAV per share is determined separately for each class by dividing each Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Prior to November 1, 2013, redemption fees were applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Funds assessed a 2% redemption fee on shares sold or exchanged that had been owned 60 days or less as disclosed within each Fund’s Prospectus. The redemption fees collected by the Funds were netted against the amount of redemptions for presentation on the (Consolidated) Statements of Changes in Net Assets. For the year ended October 31, 2013, the Funds had not collected any redemption fees. Effective November 1, 2013, the Funds no longer assess a redemption fee.

Distributions from net investment income, if any, of the Funds are declared and paid at least annually. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(d) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(e) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no provision for income tax is required to be recorded in the financial statements. The statue of limitation on the Funds’ tax returns for tax year 2012 remains open and the returns are subject to examination.

The Funds treat the deferred loss associated with current and prior period wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at October 31, 2013, were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Macro Allocation	321,793,051	13,655,941	3,911,007	9,744,934
Commodity Strategy Long/Short	13,949,273	14,403	148,728	(134,325)

October 31, 2013	William Blair Funds	17

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The reclassifications generally relate to differing treatment of paydown gains and losses, Section 988 currency transactions and income and gains from swap contracts. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at October 31, 2013, the following reclassifications were recorded:

Fund	Accumulated Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Capital Paid in Excess of Par Value
Macro Allocation	$2,908,276	$(2,908,276)	$—
Commodity Strategy Long/Short.	173,689	(174,063)	374

The tax character of distributions paid during fiscal years ended 2013 and 2012 were as follows:

	2013				2012
			Long-Term				Long-Term
	Ordinary Income		Capital Gains		Ordinary Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Macro Allocation	$289,271	$730,260	$40,596	$100,528	$7,330	$35,165	$—	$—
Commodity Strategy Long/Short	4,033	53,887	—	—	—	—	—	—

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Macro Allocation	$6,412,339	$—	$1,655,480	$13,562,948
Commodity Strategy Long/Short	139,062	(220,263)	—	(737,992)

As of October 31, 2013, CLS had short-term capital loss carryforwards of $190,751 and long-term capital loss carryforwards of $29,512, each without expiration.

(f) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor monitors, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h) Indemnifications

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

18	Annual Report	October 31, 2013

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

The swaps in MAF are valued by an independent pricing service using simulation pricing models. These models value the underlying reference entities within the swaps based on readily observable market prices.

CLS’s shares of the Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as CLS. For CLS, the Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The counterparty calculates the Index each index business day at the close of business in London, which is typically 11:00AM Eastern Time. The Advisor performs certain daily tests of the Swap value in order to test the reasonableness of the counterparty’s valuation. In determining the fair value of the Swap, the Advisor, under procedures approved by the Board of Trustees, will consider whether there have been significant events that have occurred from the close of business in London when the Swap is valued and the time that the Fund calculates its NAV.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark

October 31, 2013	William Blair Funds	19

securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by independent pricing services that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not

20	Annual Report	October 31, 2013

entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

CLS Swap Contract

The Swap held by the Subsidiary of CLS is fair valued based on the calculation of the Index by the counterparty. The Swap is not a listed security nor does it actively trade. The fair value is based on inputs that are not readily observable in the market place, which primarily are the underlying baskets of commodity investments on which the Swap value is derived. The value of the Swap also reflects deductions for management and performance fees of the underlying CTAs, counterparty fees and trading costs. The Swap is categorized within Level 3 of the fair value hierarchy.

As of October 31, 2013, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instrument, are as follows:

	Macro	Commodity Strategy
Investments in Securities	Allocation	Long/Short
Assets
Level 1—Quoted Prices
Common Stock	$1,937,712	$—
Exchange-Traded Funds	233,046,840	—
Purchased Options	49,500	7,344
Level 2—Other Significant Observable Inputs
U.S. Government and U.S. Government Agency	33,472,726	9,927,356
Asset-Backed Securities	—	1,215,338
Corporate Obligations	—	1,115,842
Short-Term Investments	63,031,207	1,549,068
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(19,744,780)	—
Total Investments in Securities	$311,793,205	$13,814,948

Other Financial Instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$6,917,725	$—
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	6,524,017	—
Swaps	2,680,601	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	(2,018,955)	—
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	(5,432,181)	—
Futures Contracts	(3,436,389)	—
Swaps	(2,915,193)	—
Level 3—Significant Unobservable Inputs
Total Return Swap	—	(603,667)
Total Other Financial Instruments	$2,319,625	$(603,667)

The following is a reconciliation of the Level 3 swap in CLS for which significant unobservable inputs were used to determine fair value:

	Value	Notional	Notional	Change in Unrealized	Value
	10/31/2012	Increase	Decrease	Depreciation	10/31/2013
Notional	$12,502,163	$13,870,845	$(4,270,172)	$—	$22,102,836
Unrealized appreciation (depreciation)	(215,187)	—	—	(388,480)	(603,667)
Value	$12,286,976	$13,870,845	$(4,270,172)	$(388,480)	$21,499,169

October 31, 2013	William Blair Funds 21

Significant unobservable inputs for the Swap consist primarily of the performance of the strategies of the underlying CTAs. For the year ended October 31, 2013, the underlying CTA performance ranged from -14.00% for the lowest performing CTA and 28.15% for the highest performing CTA. The Swap value will increase or decrease generally in proportion to the weighted average performance of the CTAs.

(4) Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. In January 2013, the FASB issued ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures required under ASU 2011-11 to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2011-11 and ASU 2013-01 are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on financial statement disclosures.

(5) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. The annual advisory fee rates for MAF and CLS are 0.80% and 1.40%, respectively.

Each Fund has also entered into an Amended and Restated Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse each Fund for expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as Receivable from Advisor on the (Consolidated) Statements of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or reimburse other operating expenses through October 31, 2014, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

Fund	Class N	Class I	Institutional Class
Macro Allocation	1.35%	1.10%	0.95%
Commodity Strategy Long/Short	1.95%	1.70%	1.55%

For the year ended October 31, 2013, the fee waivers and/or reimbursements were as follows:

	Fund Level	Class I Specific	Class N Specific	Total
	Waiver	Waiver	Waiver	Waiver
Macro Allocation	$207,720	$34,523	$67,609	$309,852
Commodity Strategy Long/Short	263,658	1,201	276	265,135

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for recapture at October 31, 2013 for MAF and CLS were $508,013 and $475,589, respectively.

(b) Underwriting, Distribution Services and Service Agreements

Each Fund has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for each Fund. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

22 Annual Report	October 31, 2013

Each Fund has a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended October 31, 2013, the following shareholder administration fees were incurred:

Fund	Class N	Class I	Total
Macro Allocation	$66,280	$143,037	$209,317
Commodity Strategy Long/Short	1,677	19,797	21,474

(6) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements, demand notes and treasury securities for the year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Macro Allocation	$227,533,989	$8,622,785
Commodity Strategy Long/Short	7,315,619	4,323,808

Transactions in written call and put options for the year ended October 31, 2013 were as follows:

	# of	Notional
Macro Allocation	Contracts	Amount	Premium
Balance at October 31, 2012	40	$1,036,920	$33,938
Sales	37	1,080,856	4,020
Closing Buys	(77)	(2,117,776)	(37,958)
Expirations	—	—	—
Excised	—	—	—
Balance at October 31, 2013	—	$—	$—

(7) Short Sales

MAF may sell a security it does not own in anticipation of a decline in the fair value of that security. When MAF sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which MAF sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. MAF is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(8) Financial Derivative Instruments

The Funds may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The derivative instruments as of October 31, 2013, as disclosed in the Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended October 31, 2013.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract. The Funds seek to reduce counterparty risk in respect of OTC derivatives contracts by only transacting with high credit-standing counterparties and by regularly monitoring its exposure to counterparties.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to

October 31, 2013	William Blair Funds 23

enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the (Consolidated) Statements of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the (Consolidated) Statements of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the (Consolidated) Statements of Operations.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the (Consolidated) Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the (Consolidated) Statements of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the (Consolidated) Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Interest Rate Swap—MAF may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, the Fund would make the fixed payment and receive the floating payment. As a receiver, the Fund would make the floating payment and receive the fixed payment.

Total Return Swap—MAF may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, the Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, the Fund would make a payment for a positive return and would receive a payment for a negative return.

24 Annual Report	October 31, 2013

Variance Swap—MAF may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the market value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, the Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, the Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

CLS gains exposure to the commodities market by investing in a total return swap with Deutsche Bank as counterparty. The Fund’s returns are reduced or its losses are increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the valuation of the Swap. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

For CLS, no price was paid upon entering into the Swap nor was any initial margin required to be posted. Any increase or decrease in the Swap value is recorded on the (Consolidated) Statements of Assets and Liabilities as appreciation or depreciation on the Swap contract. In the event of depreciation, the Fund is required to deposit in a segregated account with its custodian an amount agreed upon with the counterparty.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of October 31, 2013 and their respective location on the (Consolidated) Statements of Assets and Liabilities:

	Assets		Liabilities
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value
Macro Allocation
Currency	Unrealized appreciation on forward foreign currency contracts	$6,524,017	Unrealized depreciation on forward foreign currency contracts	$5,432,181
Interest rate	Receivable for futures variation margin	—	Payable for futures variation margin	3,725,167
Equity	Receivable for futures variation margin	6,917,725	Payable for futures variation margin	1,730,177
Equity	Investments in securities, at value	49,500		—
Equity	Unrealized appreciation on swap contracts	2,680,601	Unrealized depreciation on swap contracts	2,091,176
Interest rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	824,017
Commodity Strategy Long/Short
Commodities	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	603,667
Interest rate	Investments in securities, at value	7,344		—

The following table indicates the effect of derivatives, by primary risk exposure, on the (Consolidated) Statements of Operations for the year ended October 31, 2013:

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Macro Allocation
Currency	Forward foreign currency contracts	$2,026,551	Forward foreign currency contracts	$929,638
Interest rate	Futures contracts	3,032,679	Futures contracts	(3,668,311)
Equity	Futures contracts	12,151,578	Futures contracts	5,500,396
Interest rate	Options	(266,583)	Options	17,245
Equity	Options	(6,165,512)	Options	(815,164)
Equity	Swaps	835,409	Swaps	527,319
Interest Rate	Swaps	—	Swaps	(824,017)
Commodity Strategy Long/Short
Interest rate	Options	—	Options	(2,718)
Commodities	Swaps	—	Swaps	(388,480)

October 31, 2013	William Blair Funds 25

(9) Fund Share Transactions

The following table summarizes the activity in capital shares of each Fund for the year ended October 31, 2013:

	Macro Allocation		Commodity Strategy Long/Short
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	7,774,038	$92,466,294	5,785	$55,331
Reinvestment of distributions	29,042	329,049	417	4,033
Less shares redeemed	(963,711)	(11,605,706)	(4,229)	(40,195)
Net increase (decrease)	6,839,369	$81,189,637	1,973	$19,169

Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	17,022,675	$203,715,033	519,479	$5,036,840
Reinvestment of distributions	55,019	625,010	3,578	34,711
Less shares redeemed	(1,366,142)	(16,786,961)	(444,074)	(4,248,492)
Net increase (decrease)	15,711,552	$187,553,082	78,983	$823,059

	Macro Allocation		Commodity Strategy Long/Short
Institutional Class Shares (a)	Shares	Dollars	Shares	Dollars
Shares sold	395,883	$5,000,000	—	$—
Reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	395,883	$5,000,000	—	$—

Total	Shares	Dollars	Shares	Dollars
Shares sold	25,192,596	$301,181,327	525,264	$5,092,171
Reinvestment of distributions	84,061	954,059	3,995	38,744
Less shares redeemed	(2,329,853)	(28,392,667)	(448,303)	(4,288,687)
Net increase (decrease)	22,946,804	$273,742,719	80,956	$842,228

(a) For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.

The following table summarizes the activity in capital shares of each Fund for the period ended October 31, 2012:

	Macro Allocation (a)		Commodity Strategy Long/Short (b)
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,022,549	$11,087,240	115,868	$1,159,178
Reinvestment of distributions	719	7,331	—	—
Less shares redeemed	(132,980)	(1,505,829)	—	—
Net increase (decrease)	890,288	$9,588,742	115,868	$1,159,178

Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,177,995	$23,940,881	1,237,719	$12,396,408
Reinvestment of distributions	2,285	23,303	—	—
Less shares redeemed	(137,895)	(1,553,047)	(42,950)	(433,108)
Net increase (decrease)	2,042,385	$22,411,137	1,194,769	$11,963,300

Total	Shares	Dollars	Shares	Dollars
Shares sold	3,200,544	$35,028,121	1,353,587	$13,555,573
Reinvestment of distributions	3,004	30,634	—	—
Less shares redeemed	(270,875)	(3,058,876)	(42,950)	(433,095)
Net increase (decrease)	2,932,673	$31,999,879	1,310,637	$13,122,478

(a) For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.

(b) For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.

26 Annual Report	October 31, 2013

Financial Highlights

Macro Allocation Fund

	Class N
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11
Net realized and unrealized gain (loss) on investments	1.59	1.24
Total from investment operations	1.64	1.35
Less distributions from:
Net investment income	0.11	0.07
Net realized gain	0.20	—
Total distributions	0.31	0.07
Net asset value, end of period	$12.61	$11.28
Total return (%)*	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expenses), net of waivers and reimbursements	1.35	1.35
Expenses, net of waivers and reimbursements	1.49	1.41
Expenses, before waivers and reimbursements	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.08	(0.36)
Class N net assets at end of period	$97,498,350	$10,045,079
Portfolio turnover rate (%)*	10	40

	Class I
	Year Ended October 31	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.16
Net realized and unrealized gain (loss) on investments	1.60	1.22
Total from investment operations	1.67	1.38
Less distributions from:
Net investment income	0.12	0.07
Net realized gain	0.20	—
Total distributions	0.32	0.07
Net asset value, end of period	$12.66	$11.31
Total return (%)*	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expenses), net of waivers and reimbursements	1.10	1.10
Expenses, net of waivers and reimbursements	1.24	1.18
Expenses, before waivers and reimbursements.	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.45	(0.09)
Class I net assets at end of period	$224,860,278	$23,094,688
Portfolio turnover rate (%)*	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

October 31, 2013	William Blair Funds 27

Financial Highlights

Macro Allocation Fund

Institutional Class
Period Ended October 31,
2013(a)
Net asset value, beginning of period	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.00
Net realized and unrealized gain (loss) on investments	0.03
Total from investment operations	0.03
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of period	$12.66
Total return (%)*	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expenses), net of waivers and reimbursements	0.95
Expenses, net of waivers and reimbursements	1.00
Expenses, before waivers and reimbursements.	1.11
Net investment income (loss), net of waivers and reimbursements	(0.99)
Net investment income (loss), before waivers and reimbursements	(1.10)
Institutional Class net assets at end of period	$5,013,692
Portfolio turnover rate (%)	10

(a)	For the period from October 21, 2013 (Commencement of Operations) to October 31, 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

28 Annual Report	October 31, 2013

Financial Highlights

Commodity Strategy Long/Short Fund

	Class N
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.41)	(0.09)
Total from investment operations	(0.44)	(0.11)
Less distributions from:
Net investment income	0.03	—
Net realized gain	—	—
Total distributions	0.03	—
Net asset value, end of period	$9.42	$9.89
Total return (%)*	(4.41)	(1.10)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.95	1.95
Expenses, before waivers and reimbursements	3.77	5.88
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.30)
Net investment income (loss), before waivers and reimbursements	(2.14)	(4.23)
Class N net assets at end of period	$1,109,757	$1,146,277
Portfolio turnover rate (%)*	33	5

	Class I
	Year Ended October 31,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.41)	(0.09)
Total from investment operations	(0.42)	(0.09)
Less distributions from:
Net investment income	0.04	—
Net realized gain	—	—
Total distributions	0.04	—
Net asset value, end of period	$9.45	$9.91
Total return (%)*	(4.26)	(0.90)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.70	1.70
Expenses, before waivers and reimbursements.	3.53	5.55
Net investment income (loss), net of waivers and reimbursements	(0.07)	(0.05)
Net investment income (loss), before waivers and reimbursements	(1.90)	(3.90)
Class I net assets at end of period	$12,035,328	$11,835,553
Portfolio turnover rate (%)*	33	5

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

October 31, 2013	William Blair Funds 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Macro Allocation Fund and William Blair Commodity Strategy Long/Short Fund (Consolidated) (collectively, the Funds) (two of the Funds constituting the William Blair Funds) as of October 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of William Blair Macro Allocation Fund and William Blair Commodity Strategy Long/Short Fund (Consolidated) at October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 19, 2013

30	Annual Report	October 31, 2013

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	26	AmericaFirst Quantitative Funds (4 portfolios)

October 31, 2013	William Blair Funds	31

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

Donald J. Reaves,[2] 1946	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

32	Annual Report	October 31, 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008- 2009); former Partner, Magnetar Capital (2005-2008)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

October 31, 2013	William Blair Funds	33

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

34	Annual Report	October 31, 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008), prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); Secretaryprior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

October 31, 2013	William Blair Funds	35

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Annual Report	October 31, 2013

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder administration fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2013 to October 31, 2013.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

The expenses shown in the examples do not reflect the fees of the Commodity Strategy Long/ Short Fund’s Swap, which are described in the Footnote 1(b) in the Notes to Financial Statements. The costs of the Swap will affect the Fund’s performance.

October 31, 2013	William Blair Funds	37

Fund Expenses (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During the Period(a)	Annualized Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,058.80	$7.73	1.49%
Class N-hypothetical 5% return	1,000.00	1,017.69	7.58	1.49
Class I-actual return	1,000.00	1,060.30	6.44	1.24
Class I-hypothetical 5% return	1,000.00	1,018.95	6.31	1.24
Institutional Class-actual return (b)	1,000.00	1,002.40	5.05	1.00
Institutional Class-hypothetical 5% return (6 month period)	1,000.00	1,020.16	5.09	1.00

Expense Example	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During the Period(a)	Annualized Expense Ratio
Commodity Strategy Long/Short Fund
Class N-actual return	$1,000.00	$ 989.50	$9.78	1.95%
Class N-hypothetical 5% return	1,000.00	1,015.38	9.91	1.95
Class I-actual return	1,000.00	990.60	8.53	1.70
Class I-hypothetical 5% return	1,000.00	1,016.64	8.64	1.70

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
(b)	For the period from October 21, 2013 (Commencement of Operations) to October 31, 2013.

38	Annual Report	October 31, 2013

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.,
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President
Karl W. Brewer, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
W. George Greig, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Paul J. Sularz, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
John Abunassar, Vice President
Peter Carl, Vice President
Thomas Clarke, Vice President
D. Trowbridge Elliman III, Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Jason Moede, Vice President
Christopher Walvoord, Vice President
Brian Ziv, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Investment Advisor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506

Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

October 31, 2013	William Blair Funds	39

William Blair Funds

Multi-Asset and Alternatives

Macro Allocation Fund
Commodity Strategy Long/Short Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272	222 West Adams Street
williamblairfunds.com	Chicago, Illinois 60606

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended October 31, 2012 and 2013, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $90,000 and $90,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended October 31, 2012 and 2013, E&Y billed the Registrant $40,000 and $230, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended October 31, 2010, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended October 31, 2012 and 2013, E&Y billed the Registrant $29,000 and $14,700, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended October 31, 2012 and 2013, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended October 31, 2012 and 2013, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended October 31, 2012 and 2013, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: December 19, 2013

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: December 19, 2013